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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported): February 8, 2000


                          MERCER INTERNATIONAL INC.
           (Exact Name of Registrant as Specified in Its Charter)


                                  Washington
                          (State of Incorporation)


             0-9409                                91-6087550
    (Commission File Number)         (I.R.S. Employer Identification No.)


                 Burglistrasse 6, Zurich, Switzerland, 8002
        (Address of Principal Executive Offices, including Zip Code)


                               41 (1) 201 7710
             (Registrant's Telephone Number, including Area Code)




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ITEM 5.     OTHER EVENTS

Mercer International Inc. presented investor relations material during the week of February 7, 2000. The investor relations material is attached hereto as Exhibit No. 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit(s).

Exhibit
Number   Description
-------  -----------

99.1     Mercer International Inc. investor relations material.


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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          MERCER INTERNATIONAL INC.

                                          By:     /s/ Jimmy S.H. Lee
                                                ----------------------
                                                Jimmy S.H. Lee
                                                Chairman

Date:  February 8, 2000


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                           MERCER INTERNATIONAL INC.
                                   FORM 8-K

                                 EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99.1     Mercer International Inc. investor relations material.